UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14C

         Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                     COMET TECHNOLOGIES, INC.
         (Name of Registrant As Specified In Its Charter)

                 Commission File No.:  000-26059

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

                     COMET TECHNOLOGIES, Inc.
              865 South Figueroa St., Suite #3340-C
                      Los Angeles, CA 90017

                      INFORMATION STATEMENT
                     Dated ___________, 2006

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                 REQUESTED NOT TO SEND US A PROXY

     This Information Statement of Comet Technologies, Inc. (the "Company"), a Nevada corporation, is first being furnished on or about ____________, 2006, to our stockholders of record as of the close of business on June 21, 2006 for the purpose of providing notice of an amendment to our Articles of Incorporation to change our name to "China Sky One Medical, Inc." and the approval of the Company's 2006 Stock Incentive Plan.

     All of the above matters have been approved by holders of approximately 55% of the outstanding shares of the Company in accordance with Nevada corporate law. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.

AMENDMENT TO ARTICLES OF INCORPORATION

     On June 19, 2006, our board of directors adopted a resolution approving an amendment to our Articles of Incorporation to change our name (the "Amendment"). The Amendment is as follows:

                       ********************

     The Articles of Incorporation of the Corporation are hereby amended by deleting Article I in its entirety and inserting the following in lieu thereof:

                            ARTICLE I

                               NAME

     The name of the Corporation is:  China Sky One Medical, Inc.

                       ********************

     Our intention is to file the Amendment with the State of Nevada and effect the name change approximately three weeks following the mailing of this Information Statement to our stockholders, but in no event sooner than 20 days following the mailing. Accordingly, we expect the name change will be effective on or about ____________, 2006.

     The Amendment to the Company's Articles of Incorporation will cause the Company to change the name of the Company to "China Sky One Medical, Inc.," or such similar name as determined by the Board of Directors. Upon filing of the Amendment to the Articles with the Nevada Secretary of State, the name change will be effective.

     The Nevada Revised Statutes (the "Nevada Law") requires the approval of shareholders who hold at least a majority of the voting power present at a meeting at which a quorum is present to amend the Company's Articles of Incorporation to change its name. The Nevada Law also permits actions that would otherwise require a vote at a meeting of shareholders to be taken by written consent of the holders of at least the number of shares that would be necessary to authorize such actions at a meeting, except for the election of directors, which requires 100% approval.

     Two officers of the Company, Yan-qing Liu and Xiao-yan Han, President and Secretary, respectively, who own approximately 55% of the issued and outstanding voting securities of the Company, have consented to amend the Company's Articles of Incorporation to change its name to "China Sky One Medical, Inc.," or such similar name as decided by the Board of Directors.

     In May, 2006, we acquired American California Pharmaceutical Group, Inc. ("ACPG"), as reported in a Form 8-K report filed with the Securities and Exchange Commission on May 15, 2006. ACPG is a California holding corporation, which owns all of the issued and outstanding shares of registered capital of Harbin Tian Di Ren Medical Science and Technology Company ("TDR"), a limited liability company organized in Heilongjiang Province in the People's Republic of China ("PRC" or "China"). TDR is engaged in the manufacture, marketing and sale of over-the-counter nutraceutical and medicinal products, primarily in China. Management determined that our present name is not meaningful in the context of our newly acquire assets and operations in China. Consequently, we decided to change the name to "China Sky One Medical, Inc." which we believe better indicates our connection with China. Management does not believe that the name change will have any material effect on the Company's operations.

APPROVAL Of the 2006 STOCK INCENTIVE PLAN

     The Company's board of directors has adopted a 2006 Stock Incentive Plan (the "Plan"), to be effective on July 31, 2006. Two officers, Yan-qing Liu, President, and Xiao-yan Han, Secretary, who hold approximately 55% of the outstanding stock of the Company, have approved the Plan. The Plan designates a Stock Option Committee appointed by the Board of Directors and authorizes the Stock Option committee to grant or award to eligible participants of the Company and its subsidiaries and affiliates, stock options, SARs, restricted stock performance stock awards and Bonus Stock awards for up to 1,500,000 shares of common stock of the Company (the "Common Stock"). The initial members of the Stock Option Committee have not yet been appointed. There are no options or awards outstanding under the Plan. A complete copy of the Plan is attached hereto as Exhibit A.



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



     The purpose of the Plan is to (i) promote the best interests of the Company and its shareholders by encouraging key employees and consultants of the Company and its subsidiaries to acquire an ownership interest in the Company, and (ii) enhance the ability of the Company to attract, motivate and retain competent, effective and loyal team members and consultants in order to create intrinsic value for shareholders.

     The Company believes that equity is a key element of the Company's compensation package because equity awards encourage loyalty to the Company and align the interests of employees and consultants directly with those of the Company's shareholders. The Plan will allow the Company to continue to provide these individuals with equity incentives that are competitive with those companies with which the Company competes for talent.

     The following is a general description of certain features of the Plan:

     1. Scope. The Plan authorizes the granting of incentive stock options and nonqualified stock options to purchase common stock, stock appreciation rights ("SARs"), restricted stock, performance stock and bonus stock, to key executives and other key employees and consultants of the Company, including officers of the Company and its subsidiaries. The purpose of the Plan is to attract and retain key employees, to motivate key employees to achieve long-range goals and to further identify the interests of key employees with those of the other shareholders of the Company. The Plan authorizes the award of 1,500,000 shares of Common Stock to be used for stock, SARs, restricted stock and performance and bonus stock. If an award made under the Plan expires, terminates or is forfeited, canceled or settled in cash, without issuance of shares covered by the award, those shares will be available for future awards under the Plan. The Plan will terminate on July 31, 2017.

     2. Eligibility. Officers, other key employees and consultants of the Company, its subsidiaries and its affiliates ("Eligible Persons") who are responsible for the management, growth and profitability of the business of the Company, its subsidiaries and its affiliates, are eligible to be granted stock options, SARs, and restricted stock, performance stock and bonus stock awards under the Plan.

     3. Administration. The Plan shall be administered by the Stock Option Committee (the "Committee") of the Company. Subject to the provisions of the Plan, the Committee will have authority to select employees and consultants to receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions and provisions of such awards, and to determine the value of performance stock. In making such award determinations, the Committee may take into account the nature of services rendered by the employee, his or her present and potential contribution to the Company's growth and success and such other factors as the Committee deems relevant.
The Committee is authorized to interpret the Plan to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     4. Stock Options. The Plan permits the granting of non-transferable stock options that are intended to qualify as incentive stock options ("ISO's") under section 422 of the Internal Revenue Code of 1986, and stock options that do not so qualify ("Non-Qualified Stock Options"). The option exercise price for each share covered by an option shall be determined by the Committee but shall not be less than 100% of the fair market value of a share on the date of grant for ISO's, and not less than 85% of the fair market value of a share on the date of grant for Non-Qualified Stock Options. In the case of any stockholder of over 10% of voting stock of the Company ("10% Stockholder"), the price at which stock may be purchased under an ISO shall be at least 110% of the fair market value on the date of grant. The term of each option will be fixed by the Committee, but may not exceed 10 years from the date of the grant. In the case of a 10% Stockholder, no ISO shall be exercisable after the expiration of five (5) years from the date the ISO is granted. The aggregate fair market value (determined at the time of the award) of the Common Stock with respect to which ISOs are exercisable for the first time by any employee during any calendar year may not exceed $100,000. Grants of options do not entitle any optionee to any rights as a shareholder, and such rights will accrue only as to shares actually purchased through the exercise of an option.

     5. Stock Appreciation Rights. Stock Appreciation Rights ("SARs") may, at the discretion of the Committee, be included in each option granted under the Plan to permit the holder of an option to surrender that option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the fair market value of the stock covered by the option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the stock. The payment may be made in shares of stock valued at fair market value, in cash, or partly in cash and partly in shares of stock, as the Committee shall decide in its sole discretion. SARs may be exercised only when the fair market value of the stock covered by the option surrendered exceeds the exercise price of the stock. In the event of the surrender of an option, or a portion of it, to exercise the SARs, the shares represented by the option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each SAR issued in tandem with an option (a) will expire not later than the expiration of the underlying option, (b) may be for no more than 100% of the difference between the exercise price of the underlying option and the fair market value of a share of stock at the time the SAR is exercised, (c) is transferable only when the underlying option is transferable, and under the same conditions, and (d) may be exercised only when the underlying option is eligible to be exercised.

     All Eligible Persons shall be eligible to receive SARs. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of an SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person, from participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR award, the terms of the award shall be provided in a Stock Appreciation Rights Agreement.

     6. Restricted Stock. Restricted stock awards are grants of Common Stock made to Eligible Persons subject to a required period of employment following the award (the "Restricted Period") and any other conditions established by the Committee. An Eligible Person will become the holder of shares of restricted stock free of all restrictions if he or she completes the

Restricted Period and satisfies any other conditions; otherwise, the shares will be forfeited. Under the Plan, the Restricted Period may not be more than ten (10) years. The employee will have the right to vote the shares of restricted stock and, unless the Committee determines otherwise, will have the right to receive dividends on the shares during the Restricted Period. The employee may not sell, pledge or otherwise encumber or dispose of restricted stock until the conditions imposed by the Committee have been satisfied. The Committee may accelerate the termination of the Restricted Period or waive any other conditions with respect to any restricted stock.

     7. Performance Stock. Performance shares of Common Stock may be awarded without any payment for such shares by the Committee if specified performance goals established by the Committee are satisfied. The designation of an employee eligible for a specific performance stock award shall be made by the Committee in writing prior to the beginning of the period for which the performance is based. The Committee shall establish the maximum number of shares to stock to be issued to a designated employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an award if, in its discretion unforeseen events make such adjustment appropriate. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a performance stock award to any employee.

     8. Bonus Stock. Under the Plan, the Committee may award shares of Common Stock to Eligible Persons, without any payment for such shares and without any specified performance goals. The employees eligible for bonus stock awards are senior officers and consultants of the Company and such other employees designated by the Committee.

     9. Transfer Restrictions. Grants under the Plan are not transferable except, in the event of death, by will or by the laws of descent and distribution.

     10. Termination of Benefits. In certain circumstances such as death, disability, and termination without cause, beneficiaries in the Plan may exercise options, SAR's and receive the benefits of restricted stock grants following their termination or their employment.

     11. Change of Control. The Committee in its discretion may provide in the applicable agreements with participants or otherwise that in the event of a Change in Control, as defined in the Plan, or the occurrence of a Change in Control and such other event or events as determined by the Committee, any or all of the following will occur: (i) any outstanding option or SAR granted to participants immediately shall become fully vested and exercisable in full, regardless of any installment provision applicable to such option or SAR; (ii) the remaining restriction period on any shares of Common Stock subject to a restricted stock grant immediately shall lapse and the shares shall become fully transferable, subject to any applicable federal or state securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding performance share awards granted to participants, and such awards shall become payable in full; or (iv) such other treatment as the Committee may determine. The Committee may, in its sole discretion and without the consent of any participant, determine that, upon the occurrence of a Change in Control, each or any option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Common Stock subject to such canceled option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or
(iii) other property which, in any such case, shall be in an amount having a fair market value equal to the excess of the fair market value of the consideration to be paid per share of Common Stock in the Change in Control transaction over the exercise price per share under such option or SAR (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to participants in respect of their canceled options and SARs as soon as practicable following the date of the Change in Control.

     12. Amendment of the Plan. The Plan may be amended from time to time by majority vote of the Board of Directors; provided, however, that no such amendment may materially increase the number of shares that may be issued under the Plan; materially modify the requirements concerning eligibility under the Plan; or otherwise materially increase the benefits accruing to participants under the Plan, without stockholder approval.

     Shareholders should note that certain disadvantages may result from the adoption of the Plan. Pursuant to the Plan the Company is reserving the right to issue up to 1,500,000 shares of New Common Stock. Such issuances may be in the form of stock options, SARs, restrictive stock awards, performance stock or bonus stock. Each of these issuances may be made at prices below the then current market price of the Company's Common Stock, or at the time of exercise the exercise price may be below current market prices of the Company's Common Stock. Accordingly, the sale of these shares may adversely affect the market price of our Common Stock. The issuance of shares upon the exercise of stock options may also result in substantial dilution to the interests of other stockholders. Additionally, the issuance of shares under the Plan will result in the reduction of shareholders' interest in the Company with respect to earnings per share, voting, liquidation and book value per share.

     The Plan takes effect on July 31, 2006. No options, SARs, restricted stock, performance stock or bonus stock have been granted or awarded under the Plan to date.

Federal Income Tax Consequences

     The following discussion summarizes U.S. federal tax treatment of options granted under the Plan under federal tax laws currently in effect. The rules governing the tax treatment of options are quite technical and the following discussion is necessarily general in nature and does not purport to be complete. The statutory provisions and interpretations described below are, of course, subject to change, and their application may vary in individual circumstances. Optionees are encouraged to seek professional tax advice when exercising awards under the Plan.

     Non-Qualified Stock Options. If an optionee is granted options under the Plan that constitute non-qualified stock options, the optionee will not have taxable income on the grant of the option, nor will the Company be entitled to any deduction. Generally, on exercise of non-qualified stock options, an optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The holder's basis for the


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


Common Stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the Common Stock on the date the optionee exercises the stock option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

     Incentive Stock Options. There is no taxable income to an optionee when he is granted an option under the Plan that constitutes an ISO or when that option is exercised. However, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the Common Stock within (a) two years after the date of grant of the ISO or (b) within one year of the date the Common Stock was transferred to the optionee. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the exercise price and the fair market value of the Common Stock on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the optionee must recognize ordinary income. An ISO exercised more than three months after an optionee retires, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

     SARs. No taxable income is realized on the receipt of an SAR, but on exercise of the SAR the fair market value of the Common Stock (or cash in lieu of Common Stock) received must be treated as compensation taxable as ordinary income to the optionee in the year of the exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the optionee realized as ordinary income.

     Stock Awards. The taxation of stock awards will depend in part on the type of stock award that is granted. However, if an employee has been granted a restricted stock unit, he will generally not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Instead, the employee will generally recognize ordinary income at the time a restricted stock unit becomes vested (that is, when the Committee approves the release of the restricted stock unit) in an amount equal to the fair market value of the Common Stock that becomes vested pursuant to such restricted stock unit (plus the amount of any dividend equivalents awarded with respect to the restricted stock unit and interest thereon), and the Company will be entitled to a corresponding deduction.

     The foregoing is only a summary of certain federal income tax consequences under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable.

     The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Exhibit A.


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


     The elimination of the need for a special meeting of the shareholders to approve the Amendment and adoption of the Stock Incentive Plan is authorized by Section 78.320 of the Nevada Revised Statutes. This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment and adoption of the 2006 Stock Incentive Plan as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

     On June 19, 2006, there were 10,960,620 shares of common stock issued and outstanding and entitled to vote on the Amendment and adoption of the Company's 2006 Stock Incentive Plan. Pursuant to Section 78.320 of the Nevada Revised Statutes, on that date two (2) stockholders holding a total of 6,063,502 shares, or 55% of our outstanding common stock, signed a written consent of stockholders approving the Amendment and adoption of the Company's 2006 Stock Incentive Plan. The signing stockholders are also officers and two of our directors. No further vote of our stockholders is required to effect the Amendment or adoption of the Company's 2006 Stock Incentive Plan, and no dissenters' rights arise under Nevada law from adoption of the Amendment or 2006 Stock Incentive Plan.

     This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

No Dissenter's Rights

     Under Nevada Law, dissenting shareholders are not entitled to appraisal rights with respect to the Amendment and adoption of the Company's 2006 Stock Incentive Plan, and we will not independently provide our shareholders with any such right.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                          AND MANAGEMENT

     The following table sets forth as of the date of this Information Statement, the number and percentage of the 10,960,620 shares of outstanding common stock that were beneficially owned by each person who holds more than 5% of the outstanding common stock, or who is currently a director or executive officer of Comet, and all current directors and officers of Comet as a group.

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



Name and Address of
Beneficial Owner                             Common Stock    Percent of Class
-------------------------------------------  --------------  -----------------

Officers and Directors:
----------------------

Liu Yan-qing
No. 38 Dingxin 3rd Street
Nangang District, Heilongjiang Province
Harbin, China 150001                            4,660,595        42.52

Han Xiao-yan
No. 38 Dingxin 3rd Street
Nangang District, Heilongjiang Province
Harbin, China 150001                            1,402,907        12.80

Wang Hai-feng
No. 38 Dingxin 3rd Street
Nangang District, Heilongjiang Province
Harbin, China 150001                                    0         0.00

All Officers and Directors
as a group (3 persons):                         6,063,502        55.32



Other Principal Shareholders:
----------------------------

Jin Zheng
No. 38 Dingxin 3rd Street
Nangang District, Heilongjiang Province
Harbin, China 150001                              812,284         7.41

Sun Xiao-guang
No. 38 Dingxin 3rd Street
Nangang District, Heilongjiang Province
Harbin, China 150001                            1,085,402         9.90

Qu Zhi-hua
No. 38 Dingxin 3rd Street
Nangang District, Heilongjiang Province
Harbin, China 150001                            1,090,912         9.95

* The above street address for each shareholder is the principal executive offices of TDR, a subsidiary of the Company's wholly-owned subsidiary, ACPG.


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


                 FINANCIAL AND OTHER INFORMATION

     For more detailed information regarding the Company, including financial statements and information, you may refer to our most recent Form 8-K's dated May 15, 2006, and May 31, 2006, filed with the U.S. Securities and Exchange Commission. These reports and additional information concerning the Company, including its annual and quarterly reports on Form 10-KSB and Form 10-QSB, may be accessed through the U.S. Securities and Exchange Commission EDGAR archives, at www.sec.gov.

                            CONCLUSION

     As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the amendment to our Articles of Incorporation and the adoption of the Company's 2006 Stock Incentive Plan. Your consent to the Amendment and adoption of the Stock Incentive Plan is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATION PURPOSES ONLY.



     Dated:  _____________, 2006     By Order of the Board of Directors of

                                     COMET TECHNOLOGIES, INC.

                                     By                                   __
                                        Yan-qing Liu, President and Chairman



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


                            EXHIBIT A

                     COMET TECHNOLOGIES, INC.
                    2006 STOCK INCENTIVE PLAN

                         ARTICLE I - PLAN

     1.1 PURPOSE. This Plan is a plan for key Employees (including officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

     1.2 RULE 16B-3 PLAN. The Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

     1.3 EFFECTIVE DATE OF PLAN. The Plan shall be effective July 31, 2006 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

                     ARTICLE II - DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.2     "AWARD" means each of the following granted under this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

     2.3     "BONUS STOCK AWARD" means an Award of Bonus Stock.

     2.4     "BOARD OF DIRECTORS" means the board of directors of the Company.

     2.5 "CHANGE IN CONTROL" shall mean and include the following transactions or situations:

      (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

     (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

     (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

     (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

     (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

     2.6     "CODE" means the Internal Revenue Code of 1986, as amended.

     2.7 "COMMITTEE" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors or by the Board of Directors in its entirety.

     2.8     "COMPANY" means Comet Technologies, Inc.

     2.9 "CONSULTANT" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

     2.10 "DISINTERESTED PERSON" means a "disinterested person" as that term is defined in Rule 16b-3 under the 1934 Act.

     2.11 "ELIGIBLE PERSONS" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) key personnel (including officers and directors) of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee; provided, however, that no person will be entitled to receive Stock under this Plan for services relating to capital raising activities for the Company or related to any stock promotion activities.

     2.12 "EMPLOYEE" means a person employed by the Company or any Affiliate to whom an Award is granted.

     2.13 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq National Market System; or (c) if the Stock is not listed on the Nasdaq National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

     2.14 "INCENTIVE OPTION" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

     2.15 "NONQUALIFIED OPTION" means an option to purchase Stock granted under this Plan other than an Incentive Option.

     2.16 "OPTION" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

     2.17 "OPTION AGREEMENT" means the written agreement by and between the Company and an Eligible Person which sets out the terms of an Option.

     2.18 "OUTSIDE DIRECTOR" means a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

     2.19 "PLAN" means the Comet Technologies, Inc. 2006 Stock Incentive Plan, as set out in this document and as it may be amended from time to time.

     2.20    "PLAN YEAR" means the Company's fiscal year.

     2.21 "PERFORMANCE STOCK AWARD" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

     2.22 "RESTRICTED STOCK" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with
(i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

     2.23 "RESTRICTED STOCK AGREEMENT" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

     2.24    "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

     2.25 "RESTRICTED STOCK PURCHASE PRICE" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

     2.26 "STOCK" means the common stock of the Company, $0.001 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

     2.27 "STOCK APPRECIATION RIGHT" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

     2.28 "10% STOCKHOLDER" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                    ARTICLE III - ELIGIBILITY

     The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time.

        ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

     4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates as it shall from time to time determine, Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person shall be determined by the Committee.

     4.2 SHARES SUBJECT TO PLAN. The total number of shares of Stock set aside for Awards may be granted under the Plan shall be 1,500,000 shares. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to options or stock appreciation rights which may be issued to any eligible person under the plan during each plan year shall be determined by the Committee. The maximum number of shares subject to restricted stock awards which may be granted to any eligible person under the plan during each plan year shall be determined by the Committee. The maximum number of shares subject to performance stock awards which may be granted to any eligible person during each plan year shall be determined by the Committee. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

     4.3 NON-TRANSFERABILITY. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible

Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

     4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

     4.5     CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

     (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

     (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan:

             (i) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised;

             (ii) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and

             (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

     (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

     (d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

     (e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

     4.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.


        ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

     5.1 TYPE OF OPTION. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

     5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than 85% of the Fair Market Value of the shares of Stock on the date the option is granted.

     5.3 DURATION OF OPTIONS AND SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

     5.4 AMOUNT EXERCISABLE INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant, unless otherwise stated in the Option Agreement. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

     5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

             (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,

             (b) Stock at its Fair Market Value on the date of exercise, (if approved in advance by the Committee),

             (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee),

             (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

             (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

     As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

     Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

     5.6 STOCK APPRECIATION RIGHTS. All Eligible Persons shall be eligible to receive SARs. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of an SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person, from participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

     5.7 STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

     5.8 CONDITIONS OF STOCK APPRECIATION RIGHTS. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company or payment of any applicable employment or withholding taxes.

     5.9 PAYMENT OF STOCK APPRECIATION RIGHTS. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

     5.10 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR granted to Employees shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

      5.11 DEATH. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

     5.12 RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement. Upon retirement, an SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

     5.13 DISABILITY. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option or SAR to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

     5.14 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     5.15 RELOAD OPTIONS. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exerciseability of Incentive Stock Options described in the Plan and in Section 422(d) of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

     5.16 NO RIGHTS AS STOCKHOLDER. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.


               ARTICLE VI - RESTRICTED STOCK AWARDS

     6.1 RESTRICTED STOCK AWARDS. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

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     6.2     RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

             (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

             (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

             (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

             (d)   unless stated otherwise in the Restricted Stock Agreement,
(i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

     6.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

             "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Comet Technologies, Inc. 2006 Stock Incentive Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

     6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

     6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

     6.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.


              ARTICLE VII - PERFORMANCE STOCK AWARDS

     7.1 AWARD OF PERFORMANCE STOCK. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

     7.2 PERFORMANCE GOALS. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, Stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

     7.3 ELIGIBILITY. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

     7.4 CERTIFICATE OF PERFORMANCE. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.


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


                ARTICLE VIII - BONUS STOCK AWARDS

     8.1 AWARD OF BONUS STOCK. The committee may award shares of Stock to Eligible Persons, without any payment for such shares and without any specified performance goals. The Committee reserves the right to issue such amount of shares to Eligible Persons as the Committee deems fit.

     8.2 ELIGIBILITY. The Employees eligible for Bonus Stock Awards are the senior officers (i.e., chief executive officer, chief operating officer, chief financial officer, president, vice presidents, secretary, treasurer, and similar positions) and consultants of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

                   ARTICLE IX - ADMINISTRATION

     The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to: (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made, (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan, (c) determine the terms, provisions and conditions of each Option and Award, which need not be identical, (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest, (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee, (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.


           ARTICLE X - AMENDMENT OR TERMINATION OF PLAN

     The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.


          ARTICLE XI   ADJUSTMENTS AND CHANGE OF CONTROL

     11.1 ADJUSTMENTS. The total amount of Common Stock for which Options, Stock Appreciation Rights, Restricted Stock, Performance Stock and Bonus Stock, may be issued under the Plan, the number of shares subject to any such grants, awards or purchases (both as to the number of shares of Common Stock and exercise price), and the limit on the number of shares that can be included in an Award under this Plan, shall be adjusted pro rata for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, a reclassification of Common Stock or other similar transaction determined by the Committee to be covered by this
Section 11.1; provided, however, in each case, that, with respect to ISOs, any such adjustment shall be made in accordance with Section 422 of the Code or any successor provision thereto to the extent that such Option is intended to remain an ISO. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

     11.2    CHANGE IN CONTROL.

     (a) The Committee in its discretion may provide in an Eligible Person's Agreement or otherwise, notwithstanding anything contained herein to the contrary, that in the event of a Change in Control, or the occurrence of a Change in Control and such other event or events as determined by the Committee, any or all of the following will occur: (i) any outstanding Option or Stock Appreciation Right granted to such Participant hereunder immediately shall become fully vested and exercisable in full, regardless of any installment provision applicable to such Option or Stock Appreciation Right;
(ii) the remaining restriction period on any shares of Common Stock subject to a Restricted Stock grant hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable federal or state securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Stock Awards granted to such Participant hereunder, and such Awards shall become payable in full; or (iv) such other treatment as the Committee may determine.

     (b) The Committee may, in its sole discretion and without the consent of any Eligible Person, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Common Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Corporation or of a corporation or other business entity a party to the Change in Control, or
(iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control over the exercise price per share under such Option or Stock Appreciation Right (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and SARs as soon as practicable following the date of the Change in Control.


                   ARTICLE XII - MISCELLANEOUS

     12.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

     12.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

     12.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.


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


     12.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

     12.5 WRITTEN AGREEMENT. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

     12.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

     12.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

     12.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

     12.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

     12.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

     12.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Nevada.

                                   COMET TECHNOLOGIES, INC.


Date: June 19, 2006             By     /s/ Yan-qing Liu
                                   ----------------------------------------
                                   Yan-qing Liu, President



                               A-19